UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 4, 2008

FUND.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	333-121764	26-1143500
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Broadway, 4th Floor
New York, New York 10012
(Address of Principal Executive Offices)

(212)  625-3591
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On March 4, 2008, Fund.com Inc. (the “Company”) entered into a Consulting Agreement with Fabric Group, LLC (“Fabric”). Fabric is wholly-owned and managed by Daniel Klaus, who is chairman, director and former Chief Executive Officer of the Company.  Under the Consulting Agreement, Fabric will receive an annual base fee of $300,000, in return for strategic consulting services provided by Daniel Klaus and Lucas Mann (a director and Chief Marketing Officer of the Company) in the areas of business development, product marketing and online strategy and for performance of other duties as requested from time to time by the Board.  In addition, pursuant to the Consulting Agreement,  Fabric will receive a one time fee of $55,000 for services  previously rendered to the Company.  Fabric is also eligible to receive bonuses and other benefits as the Board may award in its discretion.  Under the Consulting Agreement, Mssrs. Klaus and Mann will be reimbursed for their costs of health and life insurance.  In addition, Fabric will be reimbursed for all reasonable travel and entertainment expenses incurred in connection with Fabric’s responsibilities under the Consulting Agreement. If Fabric is terminated without Cause (as defined in the Consulting Agreement) or Fabric resigns for Good Cause (as defined in the Consulting Agreement, which includes resignation following a change of control), Fabric will be entitled to payments for the full term. The initial term of the Consulting Agreement is March 1, 2008 through February 28, 2009, extendible from year to year with mutual consent of the parties. The Consulting Agreement with Fabric is incorporated by reference in its entirety herein and a copy is attached to this Current Report on Form 8-K as Exhibit 10.1.

On March 4, 2008, the Company entered into a Consulting Agreement with MKL Consulting Ltd. (“MKL”). MKL is wholly-owned and managed by Darren Rennick, who is  executive vice president and a director of the Company. Under the Consulting Agreement, MKL will receive an annual base fee of $150,000, in consideration  for Mr. Rennick’s service to the Company as Executive Vice President and for performance of other duties as requested from time to time by the Board.  In addition, pursuant to the Consulting Agreement,  MKL will receive a one time  fee of $25,000 for services previously rendered  to the Company. Under the Consulting Agreement, Mr. Rennick will be reimbursed for his costs of health and life insurance.  In addition, MKL will be reimbursed for all reasonable travel and entertainment expenses incurred in connection with MKL’s responsibilities under the Consulting Agreement. If MKL is terminated without Cause (as defined in the Consulting Agreement) or MKL resigns for Good Cause (as defined in the Consulting Agreement, which includes resignation following a change of control), MKL will be entitled to payments for the full term. The initial term of the Consulting Agreement is March 1, 2008 through February 28, 2009, extendible from year to year with mutual consent of the parties.  The Consulting Agreement with MKL is incorporated by reference in its entirety herein and a copy is attached to this Current Report on Form 8-K as Exhibit 10.2.

On March 7, 2008, Fund.com Managed Products Inc., a wholly-owned subsidiary of the Company, entered into a License Agreement with Equities Global Communications, Inc. (“Equities Global”). Equities Global Communications, Inc. is an affiliate of Equities Media Acquisition Corp Inc., the Company's controlling shareholder.

Pursuant to the License Agreement, Fund.com Managed Products Inc. will have an exclusive license to use the EQUITIES® Hedge Fund Index (the “EQUITIES Index”) in connection with the making, issuance, purchase, sale, market quotation, marketing, promotion, trading or other distribution of investment products.  Fund.com Managed Products will also have the right to use and refer to the trademarks and trade names “EQUITIES®" and "EQUITIES® Hedge Fund Index” in connection with the distribution of investment products and in connection with making disclosure about such investment products, to the extent necessary to indicate the source of the EQUITIES Index. Under the License Agreement, Fund.com Managed Products will also have a right of first refusal to enter into arrangements concerning the licensing of any index owned or developed by Equities Global.

Pursuant to the License Agreement, Fund.com Managed Products is required to pay to Equities Global 5% of all sub-license fees collected by Fund.com from all sub-licensees of the EQUITIES Index. For any use of the EQUITIES Index by Fund.com Managed Products or its affiliates, the license fees to be paid to Equities Global shall be determined upon agreement by the parties.

The License Agreement provides that its term continues until terminated in accordance with its terms.  The License Agreement may be terminated, among other reasons,

•	upon 60 days notice by a party if such party believes in good faith that material damage or harm is occurring to the reputation or goodwill of that party by reason of its continued performance,

•	Upon 60 days notice for the other party’s breach of material terms or conditions,

•
by Equities Global in its sole discretion if it ceases compiling and publishing the EQUITIES Index (Equities Global is required to provide at least six months notice prior to such discontinuance);  in such case, we have the option to elect to publish, compile, calculate, maintain and license the EQUITIES Index  or to use any replacement or substitute index,

•	by us at any time upon 90 days notice if we elect in our sole discretion to cease use of the EQUITIES Index,

•
by Equities Global upon 90 days notice (or upon lesser period of time if required by court order) if any legislation, regulation or interpretation is adopted that in Equities Global’s reasonable judgment materially impairs Equities Global’s ability to license and provide the EQUITIES Index and  trademarks under the License Agreement or if any litigation is pending or threatened or commenced and Equities Global reasonably believes such litigation or proceeding would have a material and adverse effect on EQUITIES Index or trademarks or upon Equities Global’s ability to perform under the License Agreement.

Equities Global’s cumulative liability to Fund.com Managed Products is capped at the average annual license fees actually paid to Equities Global under the License Agreement.

The License Agreement is incorporated by reference in its entirety herein and a copy is attached to this Current Report on Form 8-K as Exhibit 10.3.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(b) On March 4, 2008 the Board approved the engagement of Jewett, Schwartz, Wolfe & Associates (“Jewett”) as our new principal independent registered public accounting firm. Jewett has been engaged for general audit and review services because of its history with the Company prior to its merger with Eastern Services Holdings Group, Inc. and not because of any particular transaction or accounting principle, or because of any disagreement with the registrant’s former accountant, Gately & Associates, Inc. Gately & Associates remains engaged by us solely to complete its audit of Eastern’s  financial statements for the fiscal year ended December 31, 2007.

Item 5.02(c) Appointment of President; Appointment of Chief Operating Officer; Compensatory Arrangements of Certain Officers.

On March 4, 2008, Gregory Webster was appointed as the President of the Company.

Since 2007, Mr. Webster, 46, has served as the President of WALWEB, LLC, where he is the principal partner in charge of business operations and development. Amongst WALWEB’s projects is  CollegeLifeDirect, an online services company supporting the US College Education market.  From October 2000 to November 2006, Mr. Webster held several senior management positions at HSBC PLC, including President and CEO of HSBC Brokerage (USA) Inc. and most recently as Managing Director – HSBC Securities (USA), Inc.  Prior to joining HSBC, Mr. Webster served as the President of Park Avenue Securities, LLC a wholly owned subsidiary of Guardian Life Insurance of America from August 1998 to July 2000 and the Chief Operating Officer of NYLIFE Securities, Inc. a wholly owned subsidiary of New York Life Insurance Company from June 1996 to August 1998.  Mr. Webster holds a B.S. in Marketing from Arizona State University and a Masters in Business Administration from Long Island University, C.W. Post.

Mr. Webster is employed pursuant to an Employment Agreement dated as of March 4, 2008, which term began March 1, 2008 and ends March 1, 2011, but may be automatically renewed for an additional one (1) year term unless either party provides ninety (90) days written notice prior to the end of the term.  The Employment Agreement permits Mr. Webster to resign at any time upon 90 days written notice and for the Company to terminate Mr. Webster’s employment at any time. Mr. Webster will receive nine months severance if he resigns for Good Reason or is terminated without Cause (each as defined in the Employment Agreement). His annual base salary is a minimum of $250,000, subject to review for increase at least annually. He is also entitled to participate in bonus, incentive and health care benefit plans maintained by the Company from time to time.

In connection with his employment, Mr. Webster was granted an option to purchase 1,000,000 shares of Class A Common Stock at $3.50 per share.  The option vests over four years, with 25% vesting on the first anniversary and the balance vesting quarterly over the following 36 months.  In the event of a change of control, vesting will accelerate twelve months, and if Mr. Webster’s service is terminated by the Company other than for Cause prior to the first anniversary, vesting will accelerate to the first anniversary. The Employment Agreement with Mr. Webster is incorporated by reference in its entirety herein and a copy is attached to this Current Report on Form 8-K as Exhibit 10.4.

On March 4, 2008, Philip Gentile was appointed as Chief Operating Officer and Executive Vice President of Business Development of the Company.

Since 2005, Mr. Gentile, 55, has served as President/sole proprietor of Informed-Business-Decisions, a management consulting company he founded. From March 27, 2006 to February 29, 2007, Mr. Gentile led Morgan Stanley’s Vendor Management Office for the Global Wealth Management Group.  During the prior ten years, Mr. Gentile held several senior management positions, including Vice President Business Operations and Development at Standard & Poor’s, Inc. from April 1996 to December 2005, President at CyberVestors, from December 1995 to April 1996, where he developed a marketing newsletter for a small brokerage firm and from July 1989 to December 1995, a Senior Vice President and co-founder of Global Information Technologies,  a re-distributor of online services to broker and money management firms providing aggregation, research and reporting on exchange traded equities.  Mr. Gentile holds a B.S. from Manhattan College in Quantitative Analysis and Economics.

Mr. Gentile is employed pursuant to an Employment Agreement dated as of March 4, 2008, which is substantially identical in form to that of Mr. Webster’s, which is described above. In connection with his employment, Mr. Gentile was granted an option to purchase 1,000,000 shares of Class A Common Stock at $3.50 per share.  The option vests over four years, with 25% vesting on the first anniversary and the balance vesting quarterly over the following 36 months.  In the event of a change of control, vesting will accelerate twelve months, and if Mr. Gentile’s service is terminated by the Company other than for Cause prior to the first anniversary, vesting will accelerate to the first anniversary. The Employment Agreement with Mr. Gentile is incorporated by reference in its entirety herein and a copy is attached to this Current Report on Form 8-K as Exhibit 10.5.

Mr. Webster and Mr. Gentile each have signed the Company’s standard form of Indemnification Agreement,  which is attached hereto as Exhibit 10.6 and incorporated by reference herein.

Neither Mr. Webster nor Mr. Gentile is a party to any arrangement or understanding, nor is either a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.02(d) Election of Directors, Raul Biancardi and Raymond Lang.

On March 4, 2008, the Board appointed Raul Biancardi, 45, to serve as a Director, effective immediately, until his successor is elected and qualified or until his earlier resignation or removal.

Mr. Biancardi is not a party to any arrangement or understanding pursuant to which he was selected as a director, nor is Mr. Biancardi a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Since January 2008, Mr. Biancardi has been the Chief Operating Officer for NCB Capital, based in Bahrain. Prior to joining NCB Capital, Mr. Biancardi was an independent business consultant, providing M&A services to companies in various sectors.  Prior to becoming a consultant, Mr. Biancardi held a number of positions of increasing responsibility at Lehman Brothers International, the last of which was Head of Fixed Income Prime Brokerage (Europe) during 2004. Prior to joining Lehman Brothers, Mr. Biancardi had been Head of Emerging Markets Equities at Deutsche Bank and at Morgan Stanley International from 1993 to 1998.  Mr. Biancardi holds a Masters in Business Administration from Westminster University in London and Bachelors in English from Tulane University.

Mr. Biancardi will participate in the Company’s non-employee director compensation arrangements. Pursuant to those arrangements, Mr. Biancardi will receive annual cash compensation of $15,000 for his service as a member of the Board and an initial option grant to purchase 250,000 shares of the Company’s Class A Common Stock at $3.50 per share.  In addition, Mr. Biancardi received an additional option grant to purchase 250,000 shares of the Company’s Class A Common Stock at $3.50 per share for his appointment as chairman of the compensation and audit committees of the Board, for an aggregate of options to purchase 500,000 shares. The options vest over four years, with 25% vesting on the first anniversary and the balance vesting quarterly over the following 36 months.  In the event of a change of control, vesting will accelerate twelve months.  In addition, Mr. Biancardi has signed the Company’s standard form of Indemnification Agreement, which is attached hereto as Exhibit 10.6 and incorporated by reference herein.
Mr. Biancardi was appointed as Chairman of the Audit Committee and the Compensation Committee of the Board.

On March 4, 2006, the Board appointed Raymond Lang, 49, its Chief Executive Officer, to serve as a Director, effective immediately until his successor is elected and qualified or until his earlier resignation or removal.

Mr. Lang is not a party to any arrangement or understanding pursuant to which he was selected as a director, nor is Mr. Lang a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

From April 2005 to January 2008, Mr. Lang served as Chief Operating Officer and Chief Compliance Officer of Clear Asset Management, an independent asset management firm specializing in proprietary index and ETF construction. From August 2001 to January 2005 Mr. Lang served as Managing Director at BNY Capital Markets Inc. as an investment banker.  From March 1995 to June 2000 Mr. Lang served as Managing Director at Fortis and its predecessor MeesPierson specializing in structured equity finance. Prior to these positions, Mr. Lang acted as SVP and Head of Equity Structured Finance at a Japanese investment firm and Corporate Counsel at Credit Suisse First Boston where he worked for ten years. Mr. Lang has been a member of the New York bar since 1986.  Mr. Lang holds a BA from Fordham University and a JD from New York Law School.

Mr. Lang is compensated pursuant to an Employment Agreement as filed with the Securities and Exchange Commission on Current Report Form 8-K dated January 17, 2008. In addition, Mr. Lang has signed the Company’s standard form of Indemnification Agreement, which is attached hereto as Exhibit 10.6 and incorporated by reference herein.

Item 8.01 Other Events.

On March 4, 2008, the Board elected Daniel Klaus as its Chairman.  In addition, the Board established an Audit Committee and a Compensation Committee, each of which initially consist of Mr. Biancardi, who was appointed   Chairman.  The Board has determined that Mr. Biancardi is an audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K and that he is an independent director as set forth in Section 10A-3 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Consulting Agreement between the Company and Fabric Group, LLC
10.2	Consulting Agreement between the Company and MKL Consulting Ltd.
10.3	License Agreement between Fund.com Managed Products Inc. and Equities Global Communications, Inc.
10.4	Employment Agreement between the Company and Gregory Webster
10.5	Employment Agreement between the Company and Philip Gentile
10.6	Form of Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUND.COM INC.

Date:              March 10, 2008                                                                                            By: /s/ Raymond Lang
Name: Raymond Lang
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Consulting Agreement between the Company and Fabric Group, LLC
10.2	Consulting Agreement between the Company and MKL Consulting Ltd.
10.3	License Agreement between Fund.com Managed Products Inc. and Equities Global Communications, Inc.
10.4	Employment Agreement between the Company and Gregory Webster
10.5	Employment Agreement between the Company and Philip Gentile
10.6	Form of Indemnification Agreement